                                                              CREDIT  ASSET
                                                              SUISSE  MANAGEMENT

CREDIT SUISSE FUNDS

Semiannual Report

April 30, 2002
(Unaudited)

                                - CREDIT SUISSE

                            NEW YORK MUNICIPAL FUND

More complete information about the Fund, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-927-2874 or by writing to Credit Suisse Funds, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

THE FUND'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUND'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF APRIL 30, 2002; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE NEW YORK MUNICIPAL FUND
PORTFOLIO MANAGER'S LETTER
April 30, 2002
--------------------------------------------------------------------------------

                                                                    May 28, 2002

Dear Shareholder:

     For the six months ended April 30, 2002, the Common Class shares of Credit Suisse New York Municipal Fund(1) (the "Fund") had a gain of 1.27%, vs. a gain of 1.58% for the Lehman Brothers Five-Year Municipal Bond Index.(2)

     The period was a generally lackluster one for high-quality bonds, tempered by worries over rising interest rates. That said, the high-quality municipal bonds targeted by the Fund had mostly positive results, and outperformed their taxable counterparts on a comparable-maturity basis. The relatively good showing partly reflected the general irrelevance of "Enronitis" to the municipal world. Concerns regarding accounting irregularities tarnished many corporate bonds in the period, hampering the overall return of taxable securities.

     Supported by Federal aid commitments to New York and by the lack of "worst-case" financial and economic scenarios, New York's municipal market had a gain in terms of total return, (i.e., bond-price changes plus coupon income). In short, the market shook off the fears that existed in the immediate wake of the terrorist attacks on Manhattan. Against this backdrop, the Fund modestly trailed its nationally oriented benchmark. This in large part reflected the fact that New York's municipal market lagged the broader market for municipal debt in the period.

     We made no changes to the Fund during the period in terms of basic strategy, maintaining an investment-grade and overall intermediate-term portfolio. There was some noteworthy portfolio activity, however. For example, in early 2002 we sold certain New York City bonds, originally purchased after September 11, that rebounded and became more richly valued. In more general terms, late in the period we made some adjustments to the portfolio that we consider to be relatively conservative (e.g., selectively adding a few shorter-term securities). We believe such moves could offer some downside protection should municipal bonds falter in the coming months, potentially pressured by an expected surge in New York supply issuance between May and September.

     One of the largest fundings, for example, is a scheduled multi-billion-dollar debt restructuring for New York's Metropolitan Transit Authority (New York MTA and Triborough Bridge/Tunnel bonds accounted for about 20% of the Fund as of April 30). If municipal-bond prices indeed decline over the near term, we will seek to lock in the higher yields that would, by definition, become available.

     Another area of concern for us, looking to the intermediate term, relates to last year's economic downturn. While the weakness has negatively affected the financial health of municipalities, the number of recent credit downgrades and projected downgrades is not alarming nor unusual at this point in the credit cycle, in our opinion, and downgrades should become less frequent as the economy and New York's financial situation begin to recover. We will of course continue to carefully monitor economic trends as well as budget developments in Albany and New York City (and elsewhere in the state).

     In any event, we maintain a favorable view of New York's municipal bond market from a long-term perspective. We believe that demand for securities offering tax-free income should prove supportive over time, given New York's large base of high-tax-bracket individuals and barring any unforeseen dramatic lowering of income-tax rates.

Gregg M. Diliberto
Portfolio Manager

     THE INTEREST ON NEW YORK MUNICIPAL OBLIGATIONS IS EXCLUDED FROM GROSS INCOME FOR FEDERAL INCOME TAX PURPOSES AND EXEMPT FROM NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES. A PORTION OF INCOME MAY BE SUBJECT TO STATE AND CITY TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX. THIS FUND MAY BE RISKIER THAN A MORE GEOGRAPHICALLY-DIVERSE MUNICIPAL FUND. ADDITIONALLY, THE RISK OF A DOWNTURN IN THE U.S. ECONOMY, PARTICULARLY IN NEW YORK CITY AND NEW YORK STATE, HAS BEEN HEIGHTENED BY THE TERRORIST ATTACK ON THE WORLD TRADE CENTER ON SEPTEMBER 11, 2001. IT IS LIKELY THAT NEW YORK CITY AND NEW YORK STATE WILL SUFFER FINANCIAL DIFFICULTIES AS A RESULT, WHICH COULD ADVERSELY AFFECT THE ABILITY OF NEW YORK MUNICIPAL ISSUERS TO MAKE PAYMENTS OF PRINCIPAL AND INTEREST, AS WELL AS THE CREDIT RATING, MARKET VALUE AND YIELD OF SECURITIES OF SUCH ISSUERS. IF THE FUND HAS DIFFICULTY FINDING ATTRACTIVE NEW YORK MUNICIPAL SECURITIES TO PURCHASE, THE AMOUNT OF THE FUND'S INCOME THAT IS SUBJECT TO NEW YORK TAXES COULD INCREASE.

               SUMMARY OF ANNUALIZED TOTAL RETURNS (4/30/02)
--------------------------------------------------------------------------------
                                                        SINCE         INCEPTION
ONE YEAR          FIVE YEAR         TEN YEAR          INCEPTION          DATE
--------          ---------         --------          ---------       ---------
 6.04%              5.37%             5.67%             5.71%          4/01/1987

----------

(1) Name changed from Credit Suisse Warburg Pincus New York Intermediate Municipal Fund effective December 12, 2001.

(2) The Lehman Brothers Five-Year Municipal Bond Index is an unmanaged index (with no defined investment objective) of municipal bonds, and is compiled by Lehman Brothers Inc. Investors cannot invest directly in an index.

CREDIT SUISSE NEW YORK MUNICIPAL FUND
SCHEDULE OF INVESTMENTS
April 30, 2002 (Unaudited)

      PAR                                                            RATINGS(1)
     (000)                                                          (S&P/MOODY'S)      MATURITY        RATE%        VALUE
    ------                                                         ---------------    ----------      -------   -------------
MUNICIPAL BONDS (91.2%)
NEW YORK (86.8%)
      $    1,000   Battery Park City Authority, NY,
                     Revenue Bond, Series A                           (AA , Aa3)       11/01/08        5.000     $   1,041,540
           2,550   Battery Park City Authority, NY,
                     Revenue Bond, Series A (Callable
                     11/01/03 @ $102.00)                              (AA , Aa3)       11/01/10        5.500         2,708,712
           1,200   Hempstead, NY, Industrial Development
                     Agency, Residential Recovery, Revenue Bond       (BBB , A3)       12/01/10        5.000         1,203,912
             500   Long Island Power Authority of New York
                     (AMBAC Insured), Electric Systems Revenue
                     Bond, Series A                                   (AAA , Aaa)      12/01/07        6.000           565,260
           1,000   Long Island Power Authority of New York,
                     Electric System, Revenue Bond                    (AAA , Aaa)      04/01/04        5.000         1,048,070
           1,315   Metropolitan Transit Authority, NY, Commuter
                     Facilities, Revenue Bond, Series A               (AA- , Baa1)     07/01/05        5.000         1,393,703
           1,000   Metropolitan Transit Authority, NY, Dedicated
                     Tax Fund, Series A                               (AAA , Aaa)      04/01/15        5.500         1,106,390
             600   Metropolitan Transit Authority, NY, Dedicated Tax
                     Fund, Series A (Callable 4/01/10 @ $100.00)      (AAA , Aaa)      04/01/13        5.600           655,176
             500   Metropolitan Transportation Authority,
                     Commuter Facilities, Revenue Bond                (BBB+ , Baa1)    07/01/04        5.250           528,195
             200   Metropolitan Transportation Authority,
                     Commuter Facilities, Revenue Bond, Series E      (AAA , Aaa)      07/01/11        5.000           210,290
           2,000   Metropolitan Transportation Authority,
                     Commuter Facilities, Series A                    (BBB+ , Baa1)    07/01/07        5.250         2,157,980
           2,000   Metropolitan Transportation Authority,
                     Commuter Facilities, Series C-1 (FGIC insured)   (AAA , Aaa)      07/01/05        6.000         2,190,340
           1,750   Metropolitan Transportation Authority,
                     Commuter Facilities, Series C-1 (MBIA insured)   (AAA , Aaa)      07/01/05        6.000         1,916,547
             500   Metropolitan Transportation Authority,
                     Commuter Facilities, Series E Revenue Bond,
                     (Callable 7/01/07 @ $101.00)                     (AAA , Aaa)      07/01/10        5.000           528,115
             200   Metropolitan Transportation Authority, NY
                     Transportation Facilities, Revenue Bond,
                     Series C-1                                       (AAA , Aaa)      07/01/22        5.500           205,822
           1,500   Metropolitan Transportation Authority, NY,
                     Transportation Facilities Revenue, Service
                     Contract, Series R                               (AAA , Baa1)     07/01/07        5.500         1,649,370
           1,000   Metropolitan Transportation Authority, NY,
                     Transportation Facilities, Series C, Revenue
                     Bond (Callable 1/01/09 @ $101.00)                (AAA , Aaa)      07/01/14        5.125         1,048,650
             330   Metropolitan Transportation Authority,
                     Revenue Bond, Series A                           (AAA , Aaa)      11/15/05        5.000           353,915
             600   Municipal Assistance Corp., New York               (AA+ , Aa1)      07/01/06        5.250           649,482
           1,500   Municipal Assistance Corp., New York               (AA+ , Aa1)      07/01/08        5.000         1,612,470
           1,000   Municipal Assistance Corp., New York,
                     Revenue Bond, Series H                            (AA+ , Aa1)     07/01/07        6.250         1,134,830

                 See Accompanying Notes to Financial Statements.

      PAR                                                            RATINGS(1)
     (000)                                                          (S&P/MOODY'S)      MATURITY        RATE%        VALUE
    ------                                                         ---------------    ----------      -------   -------------
MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
      $    2,000   Municipal Assistance Corp., New York City,
                     Revenue Bond, Series L                           (AA+ , Aa1)      07/01/04        6.000     $   2,149,800
           1,475   Nassau County, NY, General Obligation
                     Unlimited, Series F                              (BBB- , Baa3)    03/01/04        7.000         1,560,432
           1,000   New York City General Obligation Bond              (A , A2)         08/01/11        6.125         1,094,770
           3,000   New York City General Obligation Bond, Series A    (A , A2)         08/01/06        7.000         3,400,470
           1,080   New York City General Obligation Bond, Series B
                     (Callable 2/01/03 @ $100.75)                     (A , A2)         02/01/04        7.500         1,105,974
           1,000   New York City General Obligation Bond, Series H
                     (Callable 8/01/04 @ $101.50)                     (A , A2)         08/01/08        6.000         1,071,600
           1,050   New York City General Obligation Unlimited,
                     Series A                                         (A , A2)         08/01/07        5.750         1,146,463
             435   New York City General Obligation Unlimited,
                     Series F                                         (A , A2)         08/01/03        3.500           441,786
           1,000   New York City General Obligation Unlimited,
                     Series F                                         (A , A2)         08/01/09        5.000         1,045,650
           1,000   New York City General Obligation Unlimited,
                     Series H (Callable 3/15/11 @ $101.00)            (A , A2)         03/15/13        5.750         1,086,530
           1,980   New York City General Obligation, Series E         (A , A2)         08/01/08        5.250         2,108,680
           1,000   New York City Industrial Development Agency,
                     YMCA Greater NY Project                          (NR , Baa1)      08/01/06        6.000         1,079,320
           1,100   New York City Transitional Finance Authority       (AA+ , Aa2)      02/01/08        5.500         1,200,958
           1,225   New York City Transitional Finance Authority,
                     Revenue Bond, Series B                           (AA+ , Aa2)      02/01/08        5.500         1,337,430
           1,000   New York Municipal Assistance Corp., Revenue
                     Bond, Series M                                   (AA+ , Aa1)      07/01/08        5.500         1,102,360
           1,105   New York State Dormitory Authority, City
                     University, Revenue Bond, Series F
                     (Callable 7/01/03 @ $102.00)                     (AA- , A3)       07/01/12        5.500         1,163,477
           1,020   New York State Dormitory Authority, City
                     University, Series A                             (AA- , A3)       07/01/05        5.700         1,102,416
           1,000   New York State Dormitory Authority, Court
                     Facilities Lease, Revenue Bond, Series A
                     (Callable 5/15/03 @ $101.50)                     (A , A3)         05/15/13        5.625         1,036,770
           1,000   New York State Dormitory Authority, Lenox
                     Hill Hospital Obligation Group, Revenue Bond     (NR , A3)        07/01/09        5.250         1,062,390
           1,265   New York State Dormitory Authority, Mental Health
                     Services Facilities, Revenue Bond                (AAA , Aaa)      02/15/09        5.250         1,367,414
           1,745   New York State Dormitory Authority, State
                     University Dormitory Facilities, Series A
                     (AMBAC insured)                                  (AAA , Aaa)      07/01/06        5.750         1,921,995
           1,000   New York State Dormitory Authority, State
                     University Educational Facilities, Series B
                     Revenue Bond (Callable 5/15/08 @ $101.00)        (AA- , A3)       05/15/09        5.250         1,075,390
             350   New York State Dormitory Authority, Unrefunded
                     Balance Revenue Bond, Series B                   (AA- , A3)       02/15/07        6.000           386,425

                See Accompanying Notes to Financial Statements.

      PAR                                                            RATINGS(1)
     (000)                                                          (S&P/MOODY'S)      MATURITY        RATE%        VALUE
    ------                                                         ---------------    ----------      -------   -------------
MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
      $      200   New York State General Obligation Bond, Series C   (AA , A2)        10/01/03        6.000     $    210,670
             250   New York State Housing Finance Agency, New York
                     City Health Facilities, Revenue Bond, Series A   (A , A3)         11/01/06        6.000          277,210
           1,125   New York State Local Government Assistance
                     Corporation Revenue Bond, Series A               (AAA , Aaa)       04/01/06       6.000        1,242,079
           1,000   New York State Local Government Assistance
                     Corporation, Revenue Bond, Series A              (AA- , A3)        04/01/07       6.000        1,114,740
           3,000   New York State Medical Care Facilities,
                     Hospital and Nursing Home, Revenue Bond
                     (Callable 2/15/05 @ $102.00)                     (AAA , Aaa)       02/15/28       6.200        3,189,660
             100   New York State Power Authority, General
                     Purpose Revenue Bond                             (AAA , Aaa)       01/01/18       7.000          120,795
           3,000   New York State Thruway Authority, Local
                     Highway and Bridge, Series A (MBIA Insured)      (AAA , Aaa)       01/01/04       6.000        3,174,210
           1,000   New York State Urban Development Corp.,
                     Revenue Bond                                     (A , A3)          04/01/11       5.750        1,111,050
           1,000   New York State Urban Development Corporation
                     (Callable 1/01/09 @ $101.00)                     (AAA , Aaa)       01/01/13       6.000        1,121,690
           1,000   New York State Urban Development Corporation,
                     Correctional Capital Facilities Revenue Bond,
                     Series 4                                         (AA- , A3)        01/01/04       5.200        1,042,800
           1,000   New York State Urban Development Corporation,
                     Revenue Bond (Ambac-TCRS insured)                (AAA , Aaa)       01/01/06       5.400        1,077,900
             300   NYC Transitional Finance Authority, Revenue Bond,
                     Series B (Non-Callable)                          (AA+ , Aa2)       05/01/07       4.750          317,610
           3,000   Port Authority NY & NJ, Revenue Bond,
                     Consolidated 72nd Series (PreRefunded
                     10/01/02 @ $101.00)                              (AA- , A1)        10/01/02       7.350        3,087,180
             500   Port Authority NY & NJ, Revenue Bond,
                     Consolidated 80th Ser.                           (AA- , A1)        08/01/03       5.800          522,400
           1,000   Port Authority NY & NJ, Revenue Bond,
                     Consolidated 82nd Ser.                           (AA- , A1)        08/01/13       5.625        1,015,590
           1,750   Port Authority NY & NJ, Revenue Bond,
                     Series 124                                       (AA- , A1)        08/01/07       5.000        1,852,323
           1,000   Rockland County New York
                     (Callable 10/15/09 @ $101.00)                    (AA , Aa3)        10/15/14       5.500        1,079,740
           1,420   Triborough Bridge & Tunnel Authority,
                     New York Revenue, General Purpose,
                     Series A (Callable 1/01/09 @ $101.00)            (A+ , Aa3)        01/01/18       5.125        1,441,925
           1,000   Triborough Bridge & Tunnel Authority,
                     Revenue Bond, Series A                           (A+ , Aa3)        01/01/07       5.500        1,089,320
           1,000   Triborough Bridge & Tunnel Authority,
                     Revenue Bond, Series B                           (A+ , Aa3)        01/01/09       5.500        1,096,080
           1,000   Triborough Bridge & Tunnel Authority, Series Y     (A+ , Aa3)        01/01/06       5.800        1,090,910
                                                                                                                 ------------
TOTAL NEW YORK (Cost $78,054,462)                                                                                  80,233,151
                                                                                                                 ------------

                See Accompanying Notes to Financial Statements.

      PAR                                                            RATINGS(1)
     (000)                                                          (S&P/MOODY'S)      MATURITY        RATE%        VALUE
    ------                                                         ---------------    ----------      -------   -------------
MUNICIPAL BONDS (CONTINUED)
PUERTO RICO (4.4%)
      $    1,000   Puerto Rico Commonwealth Aqueduct &
                     Sewer Authority Revenue Bond (MBIA insured)      (AAA , Aaa)      07/01/07        6.000     $   1,127,620
           1,775   Puerto Rico Commonwealth Highway &
                     Transportation Authority                         (A , Baa1)       07/01/04        5.000         1,864,283
             785   Puerto Rico Public Buildings Authority             (A , Baa1)       07/01/05        5.000           833,199
             200   University of Puerto Rico, University & College
                     Improvements, Revenue Bond, Series M             (AAA , Aaa)      06/01/15        5.500           209,652
                                                                                                                 -------------
TOTAL PUERTO RICO (Cost $3,947,155)                                                                                  4,034,754
                                                                                                                 -------------
TOTAL MUNICIPAL BONDS (Cost $82,001,617)                                                                            84,267,905
                                                                                                                 -------------
         NUMBER OF
          SHARES
         ---------
SHORT-TERM INVESTMENTS (7.8%)
       3,103,780   Federated Investments NY Municipal Cash Trust                                                     3,103,780
       4,062,475   Provident Institutional                                                                           4,062,475
                                                                                                                 -------------
TOTAL SHORT-TERM INVESTMENTS (Cost $7,166,255)                                                                       7,166,255
                                                                                                                 -------------
TOTAL INVESTMENTS AT VALUE (99.0%) (Cost $89,167,8722)                                                              91,434,160
OTHER ASSETS IN EXCESS OF LIABILITIES (1.0%)                                                                           958,188
                                                                                                                 -------------

NET ASSETS (100.0%)                                                                                              $  92,393,496
                                                                                                                 =============

----------
(1) Credit ratings given by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group are unaudited.

(2)  Also cost for federal income tax purposes.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE NEW YORK MUNICIPAL FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

ASSETS
      Investments at value (Cost $89,167,872)                                 $    91,434,160
      Interest receivable                                                           1,221,756
      Receivable from investment adviser                                                  148
      Prepaid expenses and other assets                                                38,772
                                                                              ---------------
         Total Assets                                                              92,694,836
                                                                              ---------------
LIABILITIES

      Advisory fee payable                                                             10,917
      Administrative services fee payable                                              12,669
      Dividend payable                                                                265,925
      Trustees fee payable                                                                570
      Other accrued expenses payable                                                   11,259
                                                                              ---------------
         Total Liabilities                                                            301,340
                                                                              ---------------
NET ASSETS

      Capital stock, $0.001 par value                                                   8,697
      Paid-in capital                                                              88,793,095
      Accumulated net realized gain on investments                                  1,325,416
      Net unrealized appreciation from investments                                  2,266,288
                                                                              ---------------
         Net Assets                                                           $    92,393,496
                                                                              ===============
COMMON SHARES

      Net assets                                                              $    92,392,348
      Shares outstanding                                                            8,696,880
                                                                              ---------------
      Net asset value, offering price and redemption price per share          $         10.62
                                                                              ===============
A SHARES

      Net assets                                                              $         1,148
      Shares outstanding                                                                  108
                                                                              ---------------
      Net asset value and redemption price per share                          $         10.63
                                                                              ===============
      Maximum offering price per share
         (net asset value/(1-3.00%))                                          $         10.96
                                                                              ===============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE NEW YORK MUNICIPAL FUND
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

INTEREST INCOME                                                                      $     2,191,337
                                                                                     ---------------
EXPENSES

      Investment advisory fees                                                               206,034
      Administrative services fees                                                            94,672
      Shareholder servicing/Distribution fees                                                     11
      Legal fees                                                                              26,200
      Transfer agent fees                                                                     18,413
      Registration fees                                                                       16,650
      Printing fees                                                                           12,009
      Trustees fees                                                                            6,607
      Audit fees                                                                               6,585
      Custodian fees                                                                           4,925
      Insurance expense                                                                        2,411
      Interest expense                                                                           460
      Miscellaneous expense                                                                    2,790
                                                                                     ---------------
         Total expenses                                                                      397,767
      Less: fees waived                                                                      (88,705)
                                                                                     ---------------
         Net expenses                                                                        309,062
                                                                                     ---------------
            Net investment income                                                          1,882,275
                                                                                     ---------------

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS

      Net realized gain from investments                                                   1,331,326
      Net change in unrealized appreciation (depreciation) from investments               (1,975,802)
                                                                                     ---------------
      Net realized and unrealized loss from investments                                     (644,476)
                                                                                     ---------------
      Net increase in net assets resulting from operations                           $     1,237,799
                                                                                     ===============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE NEW YORK MUNICIPAL FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             FOR THE SIX MONTHS
                                                                                    ENDED           FOR THE YEAR
                                                                               APRIL 30, 2002           ENDED
                                                                                 (UNAUDITED)      OCTOBER 31, 2001
                                                                               ---------------    ---------------
FROM OPERATIONS

   Net investment income                                                       $     1,882,275    $     3,808,897
   Net gain on investments                                                           1,331,326          1,283,200
   Net change in unrealized appreciation (depreciation) from investments            (1,975,802)         2,949,949
                                                                               ---------------    ---------------
     Net increase in net assets resulting from operations                            1,237,799          8,042,046
                                                                               ---------------    ---------------
FROM DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income
     Common Class shares                                                            (1,882,138)        (3,808,897)
     Class A shares                                                                       (137)                --
   Distributions from net realized gains
     Common Class shares                                                              (627,756)                --
     Class A shares                                                                         (6)                --
                                                                               ---------------    ---------------
     Net decrease in net assets from dividends and distributions                    (2,510,037)        (3,808,897)
                                                                               ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from sale of shares                                                     24,446,590         63,473,596
   Reinvestment of dividends and distributions                                       1,981,104          3,280,888
   Net asset value of shares redeemed                                              (46,133,268)       (32,564,056)
                                                                               ---------------    ---------------
     Net increase (decrease) in net assets from capital share transactions         (19,705,574)        34,190,428
                                                                               ---------------    ---------------
   Net increase (decrease) in net assets                                           (20,977,812)        38,423,577
NET ASSETS
   Beginning of period                                                             113,371,308         74,947,731
                                                                               ---------------    ---------------
   End of period                                                               $    92,393,496    $   113,371,308
                                                                               ===============    ===============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE NEW YORK MUNICIPAL FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                  FOR THE SIX
                                                  MONTHS ENDED                         FOR THE YEAR ENDED OCTOBER 31,
                                                 APRIL 30, 2002 -------------------------------------------------------------------
                                                  (UNAUDITED)       2001          2000          1999          1998          1997
                                                  -----------   -----------   -----------   -----------   -----------   -----------
PER SHARE DATA

   Net asset value, beginning of period           $     10.74   $     10.24   $     10.04   $     10.54   $     10.35   $     10.34
                                                  -----------   -----------   -----------   -----------   -----------   -----------
INVESTMENT OPERATIONS

   Net investment income                                 0.16          0.43          0.44          0.42          0.44          0.45
   Net gain (loss) on investments
      (both realized and unrealized)                    (0.06)         0.50          0.20         (0.44)         0.19          0.13
                                                  -----------   -----------   -----------   -----------   -----------   -----------
         Total from investment operations                0.10          0.93          0.64         (0.02)         0.63          0.58
                                                  -----------   -----------   -----------   -----------   -----------   -----------

LESS DIVIDENDS AND DISTRIBUTIONS

   Dividends from net investment income                 (0.16)        (0.43)        (0.44)        (0.42)        (0.44)        (0.45)
   Distributions from net realized gains                (0.06)           --            --         (0.06)           --         (0.12)
                                                  -----------   -----------   -----------   -----------   -----------   -----------

         Total dividends and distributions              (0.22)        (0.43)        (0.44)        (0.48)        (0.44)        (0.57)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
NET ASSET VALUE, END OF PERIOD                    $     10.62   $     10.74   $     10.24   $     10.04   $     10.54   $     10.35
                                                  ===========   ===========   ===========   ===========   ===========   ===========

         Total return                                  1.27%(1)        9.20%         6.54%        (0.26)%        6.24%         5.83%

RATIOS AND SUPPLEMENTAL DATA

   Net assets, end of period (000s omitted)       $    92,392   $   113,371   $    74,948   $    83,934   $   106,922   $    88,944
      Ratio of expenses to average net assets(2)       0.60%(3)        0.60%         0.62%         0.61%         0.60%         0.60%
      Ratio of net investment income to
         average net assets                            3.65%(3)        4.03%         4.37%         4.03%         4.24%         4.40%
      Decrease reflected in above operating
         expense ratios due to
         waivers/reimbursements                          0.17%(3)      0.16%         0.11%         0.10%         0.07%         0.08%
   Portfolio turnover rate                                 24%           51%           29%           55%           37%           70%

----------
(1)  Non-annualized.

(2) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' net expense ratio by .00% for the six months ended April 30, 2002, and .00%, .02%, .01%, .00%, and .00% for the years ended
     October 31, 2001, 2000, 1999, 1998, and 1997, respectively. The Common Class shares' net operating expense ratio after reflecting these arrangements was .60% for the six months ended April 30, 2002 and for the years ended October 31, 2001, 2000, 1999, 1998, and 1997, respectively.

(3)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE NEW YORK MUNICIPAL FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Credit Suisse New York Municipal Fund, formerly Credit Suisse Warburg Pincus New York Municipal Fund, (the "Fund"), a Massachusetts Business Trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company that seeks to maximize current interest income exempt from federal, New York State and New York City personal income taxes to the extent consistent with prudent investment management and the preservation of capital.

     The Fund is authorized to offer two classes of shares: Common Class and Class A shares. Each class of shares represents an equal pro rata interest in the Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Effective December 12, 2001, the Common Class closed to new investors. Class A shares are sold subject to a front-end sales charge of up to 3.00% and bear expenses paid pursuant to a shareholder servicing and distribution plan at an annual rate of .25% of the average daily net asset value of the Fund's Class A shares. For the period November 30, 2001 through February 26, 2002 the Class A shares were sold with a front-end sales of up to 4.75%. Effective February 27, 2002, the front-end sales charge was reduced from 4.75% to 3.00%. Results for the Class A shares are contained in a separate book.

     A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. The Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price and if there is no bid price available, at the most recent ask price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. If market quotations are not readily available, securities and other assets are valued by another method that the Fund's Board of Trustees believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

     B) SECURITY TRANSACTIONS AND INVESTMENT INCOME-- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The Fund amortizes premium and accretes discount using the effective interest method. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principal distribution and shareholder servicing fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared daily and paid monthly. Distributions for net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

     D) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

     E) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     F) SHORT-TERM INVESTMENTS -- The Fund, together with other funds advised by Credit Suisse Asset Management, LLC ("CSAM") an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank & Trust, The Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

     G) TBA PURCHASE COMMITMENTS -- The Fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

     H) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Fund in connection with securities lending activity is invested in the AIM Institutional Funds -- Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund had no securities out on loan during the six months ended April 30, 2002.

     Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, has been engaged by the Fund to act as the Fund's securities lending agent. Pending receipt of an exemption from the Securities and Exchange Commission ("SEC"), CSFB has agreed to charge the Fund fees for its securities lending activities equal to its costs in providing services as securities lending agent. CSFB also has voluntarily agreed to waive its fees for the securities lending agent services that it provides. CSFB may discontinue its voluntary fee waivers at any time.

     I) OTHER -- The interest on New York municipal obligations is excluded from gross income for federal income tax purposes and exempt from New York state and New York City personal income taxes. A portion of income may be subject to state and City taxes or the federal alternative minimum tax. This Fund may be riskier than a more geographically-diverse municipal fund. Additionally, the risk of a downturn in the U.S. economy, particularly in New York City and New York state, has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York state will suffer financial difficulties as a result, which could adversely affect the ability of New York municipal issuers to make payments of principal and interest, as well as the credit rating, market value and yield of securities of such issuers. If the Fund has difficulty finding attractive New York municipal securities to purchase, the amount of the Fund's income that is subject to New York taxes could increase.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     CSAM serves as investment adviser for the Fund. For its investment advisory services, CSAM is entitled to receive a fee from the Fund at an annual rate of ..40% of the Fund's average daily net assets. For the six months ended April 30, 2002, investment advisory fees earned and voluntarily waived were $206,034 and $88,705, respectively.

     Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and PFPC, Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Financial Services Group, serve as the Fund's co-administrators. For its administrative services, CSAMSI, currently receives a fee calculated at an annual rate of .10% of the Fund's average daily net assets. For the six months ended April 30, 2002, administrative services fees earned by CSAMSI were $51,508.

     For its administrative services, PFPC is entitled to receive a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

        AVERAGE DAILY NET ASSETS                     ANNUAL RATE
        ------------------------                     --------------------------------
        First $150 million                           .07% of average daily net assets
        Second $150 million                          .06% of average daily net assets
        Over $300 million                            .05% of average daily net assets

     For the six months ended April 30, 2002, administrative services fees earned by PFPC (including out-of-pocket expenses) were $43,164.

     At its meeting held on February 12, 2002, the Board of Trustees adopted a resolution to approve a Co-Administrator Agreement between the Fund and State Street Bank and Trust Company ("SSB") to replace PFPC effective mid 2002.

     In addition to serving as the Fund's co-administrator, CSAMSI serves as distributor to the Fund's shares. Pursuant to a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives a fee for its distribution services. This fee is calculated at an annual rate of .25% of the average daily net assets of the Class A shares. For the six months ended April 30, 2002, shareholder servicing and distribution fees earned by CSAMSI were $11.

     Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation from CSAM. CSAM is then reimbursed by the Fund. For the six months ended April 30, 2002, the Fund reimbursed CSAM $8,939, which is included in the Fund's transfer agent expense.

     For the six months ended April 30, 2002, CSAMSI and its affiliates advised the Fund that it retained $2,123 from commissions earned on the sale of the Fund's shares.

     Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the six months ended April 30, 2002, Merrill was paid $8,945, for its services to the Fund.

NOTE 3. LINE OF CREDIT

     Through June 18, 2002, the Fund, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of ..10% per annum on the average unused amount of the Prior Credit Facility, which is allocated among the Participating Funds in such a manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus .50%. For the six months ended April 30, 2002, the Fund had no borrowings under the Prior Credit Facility.

     Effective June 19, 2002, the Participating Funds, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $150 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for the same purposes as the Prior Credit Facility. Terms of the New Credit Facility remain the same as the Prior Credit Facility. The commitment fee rate and interest paid is unchanged.

NOTE 4. PURCHASES AND SALES OF SECURITIES

     For the six months ended April 30, 2002, purchases and sales of investment securities (excluding short-term investments) were $23,665,791 and $49,729,823, respectively.

     At April 30, 2002, the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and net unrealized appreciation from investments (based on cost for federal income tax purposes) were $2,291,306, $25,018 and $2,266,288, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

     The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which an unlimited number of shares are classified as the Common Class and an unlimited number of shares are classified as the Advisor Class and Class A shares. Transactions in capital shares for each class were as follows:

                                                                          COMMON CLASS
                                               -------------------------------------------------------------------
                                                  FOR THE SIX MONTHS ENDED                FOR THE YEAR ENDED
                                                 APRIL 30, 2002 (UNAUDITED)                OCTOBER 31, 2001
                                               -------------------------------     -------------------------------
                                                  SHARES            VALUE             SHARES             VALUE
                                               -------------     -------------     -------------     -------------
Shares sold                                        2,267,523     $  24,095,332         6,006,018     $  63,473,596
Shares issued in reinvestment
   of dividends and distributions                    188,222         1,981,104           310,431         3,280,888
Shares redeemed                                   (4,315,748)      (45,785,601)       (3,076,004)      (32,564,056)
                                               -------------     -------------     -------------     -------------
Net increase (decrease)                           (1,860,003)    $ (19,709,165)        3,240,445     $  34,190,428
                                               =============     =============     =============     =============


                                                           CLASS A
                                               -------------------------------
                                                    FOR THE PERIOD ENDED
                                                APRIL 30, 2002 (UNAUDITED)(1)
                                               -------------------------------
                                                  SHARES             VALUE
                                               -------------     -------------
Shares sold                                           32,969     $     351,258
Shares redeemed                                      (32,861)         (347,667)
                                               -------------     -------------
Net increase                                             108     $       3,591
                                               =============     =============

(1)  For the period November 30, 2001 (inception date) through April 30, 2002.

NOTE 6. FUTURES CONTRACTS

     The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to make a deposit of an initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. At April 30, 2002, the Fund had no open futures contracts.

P.O. BOX 9030, BOSTON, MA 02205-9030                          CREDIT  ASSET
800-927-2874 - www.CreditSuisseFunds.com                      SUISSE  MANAGEMENT


CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPNYM-3-0402